UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 1, 2003

                             Commission File Number
                                     0-25424

                           --------------------------

                                 SEMITOOL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Montana                             81-0384392
 (State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)                Identification No.)


                                 Semitool, Inc.
                655 West Reserve Drive, Kalispell, Montana 59901
                                 (406) 752-2107
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Item 5.  Other Events and Regulation FD Disclosure

On July 2, 2003, Semitool accepted the resignation of L. Peter Larson as a member of the company's Board of Directors. See the following press release, dated July 7, 2003, announcing his resignation.



                 Semitool Accepts Resignation of L. Peter Larson
                         As Member of Board of Directors

Kalispell, MT -- July 7, 2003 -- Semitool, Inc. (Nasdaq: SMTL), a leading supplier of wafer surface preparation and electrochemical deposition (ECD) systems, today announced that L. Peter Larson resigned from the Company's board of directors.

Larson, the former chairman and chief executive of American Timber Company and a current Director of Glacier Bancorp (Nasdaq: GBCI), had served as a Director since December 2000, and was a member of the Board's compensation and audit committees. No immediate replacement has been named.

Raymon F. Thompson, founder, chairman and chief executive of Semitool, said, "Pete has been a valuable and important director since joining the Board, and we greatly appreciate his advice and support over the years. On behalf of all of us on the Board, I thank Pete for his assistance, management advice and the entrepreneurial spirit he shared with us throughout his tenure."

Thompson noted that the Board will shortly begin a search for an additional outside Director.



About Semitool, Inc.

Semitool is a worldwide leader in the design, development, manufacture, and support of high performance, single-wafer and batch wet chemical processing systems for use in the fabrication of semiconductor devices. The company's primary suites of equipment include electrochemical deposition systems for electroplating copper, gold, solder and other metals; surface preparation systems for cleaning, stripping and etching silicon wafers; and wafer transport container cleaning systems. The company's equipment is used in semiconductor fabrication front-end and back-end processes, including wafer level packaging.

Headquartered in Kalispell, Montana, Semitool maintains sales and support centers in the United States, Europe and Asia. The company's stock trades on the Nasdaq National Market under the symbol SMTL. More information is available at the company's website, www.semitool.com.

Semitool is a registered trademark of Semitool, Inc.


Safe Harbor Statement:
The matters discussed in this news release include forward-looking statements. These include statements relating to the company's search for an additional outside director and the ability to find a qualified appointee. Our business in general is subject to risks and uncertainties that could cause actual results to materially differ from those projected in such forward-looking statements, including, but not limited to, the cyclicality in the semiconductor industry, rapid technological change, the introduction of competing products and technologies and market non-acceptance of Semitool's new products and new applications for existing products, as well as, other risk factors related to our business contained in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We assume no obligation to update forward-looking statements that become untrue because of subsequent events.

                                      # # #

Item 5.  Other Events and Regulation FD Disclosure (Continued)

On July 1, 2003, Semitool promoted Timothy C. Dodkin to Executive Vice President. See the following press release, dated July 8, 2003, announcing this promotion.


                       Semitool Promotes Timothy C. Dodkin
                           To Executive Vice President

Kalispell, MT -- July 8, 2003 -- Semitool, Inc. (Nasdaq: SMTL), a leading supplier of wafer surface preparation and electrochemical deposition (ECD) systems, today announced that Timothy C. Dodkin has been promoted to Executive Vice President. In his new position, Dodkin will take on an expanded role in the company's executive management, while retaining his current position as head of global sales and marketing.

Dodkin has been with Semitool since 1985 and has been a member of the company's Board of Directors since 1998. Prior to becoming the Vice President, Global Sales and Marketing in 2001, Dodkin had been the managing director of Semitool Europe, Ltd.

Raymon F. Thompson, founder, chairman and chief executive of Semitool, commented, "Tim has been a key contributor to our company's success and growth for almost two decades. He has keen knowledge of our customers' needs and the ability to lead the rest of the Semitool team to respond to those needs. I look forward to working even more closely with Tim on both tactical and strategic decisions."

About Semitool, Inc.

Semitool is a worldwide leader in the design, development, manufacture, and support of high performance, single-wafer and batch wet chemical processing systems for use in the fabrication of semiconductor devices. The company's primary suites of equipment include electrochemical deposition systems for electroplating copper, gold, solder and other metals; surface preparation systems for cleaning, stripping and etching silicon wafers; and wafer transport container cleaning systems. The company's equipment is used in semiconductor fabrication front-end and back-end processes, including wafer level packaging.

Headquartered in Kalispell, Montana, Semitool maintains sales and support centers in the United States, Europe and Asia. The company's stock trades on the Nasdaq National Market under the symbol SMTL. More information is available at the company's website, www.semitool.com.

Semitool is a registered trademark of Semitool, Inc.

Safe Harbor Statement:
The matters discussed in this news release include forward-looking statements. These include statements relating to management of the Company and the response of the Company to the future needs of our customers. Our business in general is subject to risks and uncertainties that could cause actual results to materially differ from those projected in such forward-looking statements, including, but not limited to, the cyclicality in the semiconductor industry, rapid technological change, the introduction of competing products and technologies and market non-acceptance of Semitool's new products and new applications for existing products, as well as, other risk factors related to our business contained in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We assume no obligation to update forward-looking statements that become untrue because of subsequent events.


                                      # # #

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            SEMITOOL, INC.
                                            (Registrant)




Date: July 10, 2003                   By:   /s/Larry A. Viano
                                           ------------------------------------
                                           Larry A. Viano
                                           Chief Financial Officer